Exhibit 99.5

U.S. Participants Director Level & Above

                     ,

Notice of Grant – Northwest Airlines Corporation 2007 Stock Incentive Plan

Employee Name
Employee #
LOC & Cost Center

Award #1(1)
Grant Date	,

Grant Award Type	Non-Qualified Stock Option

Units / Shares	x,xxx

Exercise Price	FMV(2)

Grant Date Value(3)	$xxx,xxx

Vesting Schedule:	(# shares)

x,xxx

Expiration	,

(1)  See the attached Terms and Conditions for each Award as well as the accompanying Prospectus which summarizes the provisions of the Plan.

(2)  Exercise price for each stock option will be equal to the fair market value (FMV) of Northwest Airlines Corporation common stock on the Grant Date.  FMV represents the closing stock price as listed on the New York Stock Exchange (NYSE) on the Grant Date (ticker “NWA”).

(3)  Grant Date value is an estimate of the value of the Award as of the Grant Date.  Stock Option value is based on a Black-Scholes valuation using an estimated Grant Date stock price of $          per share and a factor of .    .  The Black-Scholes Model uses stock price, expiration date, risk-free rate of return and volatility to estimate the value of a Stock Option Award.

As an employee of NWA, you are subject to the Company’s Insider Trading Policy.  You may also be subject to quarterly limited trading periods during which you would be prohibited from trading in securities of Northwest Airlines Corporation.  See enclosed Insider Trading Policy for details.

To access your awards or request additional information, please contact                                 at                      .

NORTHWEST AIRLINES CORPORATION

By:
Michael L. Miller
Vice President – Law & Secretary

NORTHWEST AIRLINES CORPORATION
2007 STOCK INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD

Terms and Conditions

This Terms and Conditions (the “Terms and Conditions”) sets forth the terms pursuant to which NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the “Company”) has granted a non-qualified stock option to the individual (the “Grantee”) listed on the Notice of Grant accompanying these Terms and Conditions (the “Notice of Grant”), who is an employee of the Company or a Subsidiary of the Company, pursuant to and subject to the terms and conditions of the Northwest Airlines Corporation 2007 Stock Incentive Plan (as amended, modified or supplemented from time to time, the “Plan”).

Section 1.  Definitions

Unless otherwise defined in the Terms and Conditions, all capitalized terms used herein shall have the meanings attributed to them in the Plan or in the Notice of Grant.

1.1        “Cause” shall mean with respect to the termination of the Optionee’s employment with the Company or a Subsidiary of the Company: (a) an act or acts of personal dishonesty by the Optionee intended to result in substantial personal enrichment of the Optionee at the expense of the Company or a Subsidiary, (b) an act or acts of personal dishonesty by the Optionee intended to cause substantial injury to the Company or a Subsidiary, (c) material breach (other than as a result of a Disability) by the Optionee of the Optionee’s obligations under the terms and conditions of the Optionee’s employment, which action was (i) undertaken without a reasonable belief that the action was in the best interests of the Company or a Subsidiary and (ii) not remedied within a reasonable period of time after receipt of written notice from the Company or a Subsidiary specifying the alleged breach, or (d) the conviction of the Optionee of a felony.

1.2           “Common Stock” shall mean the common stock, par value $.01 per share, of the Company or such other securities or property as may become subject to the Option as a result of an adjustment made pursuant to Section 13 of the Plan.

1.3           “Grant Date” shall mean the date of grant of the Option set forth on the Notice of Grant attached hereto.

1.4           “Option” shall mean the right and option to purchase, subject to the terms and conditions set forth in the Terms and Conditions, all or any part of the number of shares of Common Stock specified in the Notice of Grant attached hereto, subject to adjustment as set forth in the Plan.

1.5           “Option Price” shall mean the purchase price of the shares of Common Stock subject to the Option, which shall be equal to the Fair Market Value of a share of Common Stock as of the Grant Date, as set forth in the Notice of Grant attached hereto.

1.6           “Secretary” shall mean the Secretary of the Company.

1.7           “Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee and the Company or a Subsidiary ceases for any reason whatsoever. The Optionee’s employment shall not be deemed to have been terminated because of absence from active employment on account of temporary illness or during authorized vacation or during temporary leaves of absence from active employment granted by the Company or a Subsidiary.

1.8           “Vesting Date(s)” shall mean each of the vesting dates set forth in Section 3.

1.9           “Vested Portion” shall mean, at any time, the portion of the Option which has become vested and exercisable in accordance with Section 3.

Section 2.  Grant of the Option

Effective as of the Grant Date, the Company granted to the Optionee pursuant to the Plan the Option subject to the Terms and Conditions. The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.

Section 3.  Vesting

1.10         Subject to the Optionee’s continued employment with the Company or a Subsidiary, the Option shall vest and become exercisable in installments (each installment, a “Vesting Period”) in accordance with the following schedule:

•                                 installments, each of which shall equal        % of the Award, upon each            month anniversary of the Grant Date through and including the date that is              months after the Grant Date; and

•                  One installment equal to the portion of the Award that has not previously vested upon the                    anniversary of the Grant Date.

Section 4.  Termination of Employment

If the Optionee’s employment with the Company or a Subsidiary is terminated prior to a scheduled Vesting Date, the following provisions shall apply:

•                 Voluntary Termination Prior to First Anniversary of the Effective Date.  In the event that, prior to the first anniversary of the Effective Date, the Optionee voluntarily terminates employment (including due to Retirement) other than due to death, Disability or for Good Reason (as described below, following a Change of Control), unless otherwise determined by the Committee, the Option will be canceled immediately and the Optionee will not be entitled to exercise any portion of the Option thereafter.

•                 Termination for Cause.  If the Optionee’s employment is terminated for Cause (as defined below), the Option will be canceled immediately and the Optionee will not be entitled to exercise any portion of the Option thereafter.

•                 Involuntary Termination without Cause.  If the Optionee’s employment is involuntarily terminated by the Company or a Subsidiary other than for Cause, 50% of the then remaining unvested portion of the Option will become immediately vested and exercisable (to the extent not previously exercised) and the Optionee will have ninety (90) days following the date of Termination of Employment to exercise the Option.  The remaining 50% unvested portion of the Option will be canceled immediately and the Optionee will not be entitled to exercise any of such portion of the Option thereafter (unless the Committee determines to accelerate the vesting of a greater percentage of the Option as of such Termination of Employment date).

•                 Voluntary Termination on or After First Anniversary of the Effective Date.  If, on or after the first anniversary of the Effective Date, the Optionee voluntarily terminates employment other than due to death, Disability, Retirement or for Good Reason (as described below, following a Change of Control), the Optionee will have ninety (90) days to exercise any portion of the Option that was exercisable on the date of Termination of Employment.  Unless otherwise determined by the Committee, any portion of the Option that was not exercisable as of the date of Termination of Employment will be canceled immediately upon the date of Termination of Employment.

•                 Retirement on or After First Anniversary of the Effective Date.  If, on or after the first anniversary of the Effective Date, the Optionee’s employment is terminated because of Retirement, the Optionee will have one (1) year to exercise any portion of the Option that was exercisable on the date of Retirement.  Unless otherwise determined by the Committee, any portion of the Option that was not exercisable as of the date of the Optionee’s Retirement will be canceled immediately upon the date of Retirement.

•                 Death or Disability.  If the Optionee’s employment is terminated as a result of death or Disability, then a pro rata share of Option subject to vesting on the next succeeding Vesting Date based on the percentage of the current Vesting Period that shall have elapsed through the date of the Optionee’s death or Disability will become immediately vested and exercisable (to the extent not previously exercised) by the Optionee or by the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance during the one (1) year period following the Optionee’s death or Disability.  Unless otherwise determined by the Committee, the remaining unvested portion of the Option will be canceled immediately upon the Optionee’s death or Disability.

•                 Change of Control.  If the Optionee’s employment is terminated without Cause or if the Optionee terminates employment for Good Reason, in each case, within six (6) months after a Change of Control, 100% of the Option shall become exercisable (to the extent not previously exercised) and the Optionee will have ninety (90) days following the date of Termination of Employment to exercise the Option.

Section 5.  Exercise of Option

5.1           Period of Exercise.  Subject to the provisions of the Plan and the Terms and Conditions, the Optionee may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:

(a)   the tenth anniversary of the Grant Date; and

(b)   the termination of the exercise period following the Optionee’s Termination of Employment, as set forth in Section 4.

5.2           Method of Exercise.

(a)           Subject to Section 5.1, the Vested Portion of the Option may be exercised by delivering to the Company (or any stock plan administrative agent appointed by the Company) a written or electronic notice of exercise and payment of the full price of the shares of Common Stock being purchased, pursuant to one of the exercise methods described in Section 6.1(d) of the Plan.

(b)           Notwithstanding any other provision of the Plan or the Terms and Conditions to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the shares of Common Stock under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

(c)                  Upon the Company’s determination that the Option has been validly exercised as to any of the shares of Common Stock, the Company shall issue the shares of Common Stock in the Optionee’s name (or cause the Company’s transfer agent to record the Optionee as the owner of such shares).

(d)                  In the event of the Optionee’s death, the Vested Portion of the Option shall remain exercisable by the Optionee’s executor or administrator, or the person or persons to whom the Optionee’s rights under the Terms and Conditions shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4.  Any heir or legatee of the Optionee shall take rights herein granted subject to the terms and conditions hereof.

[Section 6.  Disgorgement of Profits

In the event that, prior to the first anniversary of the Effective Date, (i) the Optionee exercises any portion of the Option and (ii) the Optionee voluntarily terminates employment

(including due to Retirement) other than due to death, Disability or for Good Reason (as described above, following a Change of Control) or the Company terminates the Optionee’s employment for Cause, then the Optionee shall be obligated to pay to the Company in cash the gross “spread value” realized by the Optionee as of the date(s) on which the Option was exercised (calculated as the excess of the Fair Market Value of the shares on the date of exercise over the Exercise Price, without reduction for any tax withholdings).  Such payment shall be made to the Company in such manner and on such terms and conditions as may be required by the Company, and the Company shall be entitled to set-off against the amount of any such required payment any amounts otherwise owed to the Optionee by the Company or any of its Subsidiaries.](1)

Section 7.  Legend on Certificates

The certificates representing the shares of Common Stock purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Section 8.  Transferability

The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary.  No such permitted transfer of the Option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.  During the Optionee’s lifetime, the Option is exercisable only by the Optionee.

Section 9.  Securities Law Requirements

By accepting the Option, the Optionee agrees that if at the time of delivery of shares of Common Stock following the exercise of the Options issued hereunder any sale of Common Stock is not covered by an effective registration statement filed under the Securities Act of 1933 (the “Act”), the Optionee will acquire the shares of Common Stock for the Optionee’s own account and without a view to resale or distribution in violation of the Act or any other securities law, and upon any such acquisition the Optionee will enter into such written representations,

(1)                                  This provision was included in all awards granted in connection with the Company’s emergence from bankruptcy.  It may or may not be included in awards granted subject to the Company’s emergence from bankruptcy.

warranties and agreements as the Company may reasonably request in order to comply with the Terms and Conditions, the Act or any other securities law.

Section 10.  Tax Withholding

The Company shall have the right to (i) make deductions from the number of shares of Common Stock otherwise deliverable upon the exercise of all or any portion of the Option in accordance with Section 5 hereof in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.

Section 11.  Option Does Not Confer Employment or Stockholder Rights

Nothing in the Terms and Conditions shall confer upon the Optionee any right to continue in the employ of the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Optionee at any time.  The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Options except and to the extent that, and until, shares of Common Stock are delivered in respect thereof following the exercise of the Options. The Optionee shall not be entitled to receive any dividends with respect to the Options which become payable prior to the date(s) on which shares of Common Stock are delivered to the Optionee, nor shall the Optionee be entitled to vote the shares of Common Stock covered by the Options prior to the delivery of such shares of Common Stock.

Section 12.  General Provisions

12.1         The Notice of Grant is made pursuant to the Plan and is subject to all of the terms and provisions of the Plan as if the same were fully set forth herein. By acceptance of the Option, the Optionee agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan and the Terms and Conditions.  The Optionee hereby acknowledges receipt of a copy of the Plan.

12.2         For purposes of the Option, the Committee in its reasonable discretion and subject to the provisions hereof shall determine whether a Termination of Employment of any type has occurred and such determination shall be conclusive and determinative.

12.3         The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Terms and Conditions.

12.4         The Terms and Conditions may be amended only by a writing executed by the Company and the Optionee which specifically states that it is amending the Terms and Conditions.

12.5         The laws of the State of Delaware shall govern the interpretation, validity and performance of the Terms and Conditions regardless of the law that might be applied under principles of conflicts of laws.

12.6         Any suit, action or proceeding against the Optionee with respect to the Terms and Conditions, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Minnesota, as the Company may elect in its sole discretion, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment.

12.7         In the event that any provision of the Terms and Conditions shall be held by any court of competent jurisdiction illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Terms and Conditions and the Terms and Conditions shall be construed and enforced as if the illegal, invalid or unenforceable provision had never been included herein.

12.8         All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the party to whom it is directed:

If to the Company, to it at the following address (unless the Company informs the Optionee of an alternative address and/or agent for notification purposes):

Northwest Airlines Corporation
2700 Lone Oak Parkway
Dept. A1180
Eagan, MN  55121
Attn:  Secretary

If to the Optionee, to him or her at the address set forth on the Notice of Grant; or at such other address as the Company or the Optionee shall from time to time specify by notice in writing to the other.

12.9         The Notice of Grant may be executed electronically and/or in two or more counterparts, but all such counterparts shall constitute but one and the same instrument.